                 CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use of our report dated January 15, 1999 on the financial statements of Sequoia Fund, Inc. referred to therein in Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, File No. 2-35566, as filed with the Securities and Exchange Commission.





                             /s/ McGladrey & Pullen, LLP
                             ____________________________
                             McGladrey & Pullen, LLP


New York, New York
April 25, 2000




69900020.BD1